Leases	12 Months Ended
Dec. 31, 2011
Leases [Abstract]
Leases

Note 8. Leases

On September 30, 2010, we amended and renewed our lease for our original facility in Miami Lakes, Florida. This facility contains our domestic operations and manufacturing. Under the amended lease, we maintained our existing space of approximately 59,000 square feet, extended the lease term to expire on June 30, 2013 and pay base rent of $9.00 per square foot starting in June 2011, subject to a 3% annual escalation thereafter. Under the amended lease, we have an option to renew for two additional three-year periods.

On December 9, 2010, we entered into a lease for a second facility in Miami Lakes, Florida as part of our planned expansion to support our efforts to prepare for U.S. commercialization. During 2011, we performed significant improvements on the facility and improvements will continue in the first quarter of 2012. Once completed, the facility will be used primarily for manufacturing, research and development and administrative functions. Under the lease, we rent approximately 131,000 square feet for a period ending February 28, 2022, with an option to renew for two five-year terms. The landlord will provide up to $1.75 million towards capital improvements of which $1.1 million had been provided as of December 31, 2011. Base rent will be $9.00 per square foot, payable starting March 1, 2012 and subject to a 3% annual escalation thereafter. A security deposit of $1.25 million was provided in the form of an unconditional stand-by letter of credit. The letter of credit is supported by a certificate of deposit for the same amount, which is included in other assets on our consolidated balance sheets. Under the provisions of the lease, subsequent to December 31, 2011, the security deposit was increased by $750,000.

On June 30, 2011, we amended and renewed our lease for our headquarters in Framingham, Massachusetts. Under the amended lease we began occupying additional space in the third quarter of 2011, increasing our total square footage from approximately 15,000 to 17,800. Base rent obligations increased to approximately $326,000 per year. The lease term expires on December 31, 2014 and we have an option to renew for an additional four-year period at fair market value, as defined in the lease agreement. We also have a right of first offer on an additional 3,002 square foot space in the building should it become available.

On November 1, 2011, we entered into a lease for a new facility in Sydney, Australia. This facility will replace our current facility in Australia that we are leasing month to month and will be used primarily for manufacturing, development and administrative functions. Under the lease, we rent approximately 15,100 square feet for a period ending October 31, 2014, with an option to renew for two three-year terms. Base rent obligations are approximately $190,000 per year payable starting February 1, 2012 and subject to a 3% annual escalation commencing November 1, 2012.

In addition to the leases discussed above, we have entered into various operating lease agreements for miscellaneous office space and equipment. The duration of these agreements is typically twenty-four to thirty-six months from origination. The aggregate base annual rental payment on these leases is less than $0.1 million.

Rent expense was approximately $2.1 million, $0.9 million and $0.9 million in 2011, 2010 and 2009, respectively. Future minimum rental commitments under non-cancelable operating lease agreements with remaining terms of at least one year as of December 31, 2011 are as follows:

Operating Leases
(in thousands)
Year Ending December 31,
2012	$2,211
2013	2,132
2014	1,841
2015	1,371
2016	1,412
Thereafter	9,411

Total minimum lease payments	$18,378